JULIUS BAER GLOBAL EQUITY FUND INC.

                    SUPPLEMENT DATED AUGUST 10, 2004 TO THE
            STATEMENT OF ADDITIONAL INFORMATION, DATED JULY 1, 2004
_______________________________________________________________________________

EFFECTIVE AUGUST 10, 2004, THE STATEMENT OF ADDITIONAL INFORMATION IS REVISED AS SHOWN BELOW.

THE SUBSECTION "CURRENCY, INTEREST RATE AND STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON FUTURES" IN THE SECTION "INVESTMENT STRATEGIES," ON PAGE 4, IS DELETED AND REPLACED WITH THE FOLLOWING:

A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. Interest rate and stock-index futures contracts are standardized contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of a debt or equity security at a fixed date and price. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. When deemed advisable by the Adviser, the Fund may enter into currency futures contracts, interest rate and stock-index futures contracts or related options that are traded on U.S. or foreign exchanges. Such investments may be made for the purposes of speculating and hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and market conditions and when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract always will be covered by cash and cash equivalents or other liquid assets set aside, plus accrued profits held at the Fund's custodian or at the commodity dealer.